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                                                                     EXHIBIT 2.2


                              AGREEMENT AND WAIVER

         THIS AGREEMENT AND WAIVER ("Agreement") is entered into this 31st day of July, 1997, by and among, Regal Cinemas, Inc., a Tennessee corporation ("Regal"), Regal Acquisition Corporation, an Alabama corporation ("Merger Sub I"), RAC Corporation, an Alabama corporation ("Merger Sub II"), RAC Finance Corp., an Alabama corporation ("Merger Sub III"), Cobb Theatres, L.L.C., an Alabama limited liability company ("Cobb Theatres"), R.C. Cobb, Inc., an Alabama corporation ("Cobb I"), Cobb Theatres II, Inc., an Alabama corporation ("Cobb II"), Cobb Finance Corp., an Alabama corporation ("Cobb III") and Tricob Partnership, a general partnership (the "Partnership").


                                   WITNESSETH:

         WHEREAS, Regal, Merger Sub I, Merger Sub II, Merger Sub III, Cobb Theatres, Cobb I, Cobb II, Cobb III and the Partnership are all parties to that certain Agreement and Plan of Merger dated June 11, 1997.

         WHEREAS, Section 7.3 of the Merger Agreement provides that Regal will use its best efforts to elect a nominee of Cobb Theatres to serve as a member of Regal's Board of Directors, and

         WHEREAS, the parties hereto desire to waive such covenant.

         NOW THEREFORE, in consideration of the premises hereof and of the mutual promises and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   AGREEMENT:

         1. Cobb Theatres, Cobb I, Cobb II, Cobb III and the Partnership hereby waive compliance by Regal with Section 7.3 of the Merger Agreement, and the Agreement shall be deemed to be amended to remove such section from the Merger Agreement.
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         IN WITNESS WHEREOF, the undersigned have executed this Agreement on the day and year first set forth above.

                                             REGAL CINEMAS, INC.


                                             By:
                                                --------------------------------
                                             Title:
                                                   -----------------------------


                                             REGAL ACQUISITION CORPORATION


                                             By:
                                                --------------------------------
                                             Title:
                                                   -----------------------------


                                             RAC CORPORATION


                                             By:
                                                --------------------------------
                                             Title:
                                                   -----------------------------


                                             RAC FINANCE CORP.


                                             By:
                                                --------------------------------
                                             Title:
                                                   -----------------------------


                                             COBB THEATRES, L.L.C.


                                             By:
                                                --------------------------------
                                             Title:
                                                   -----------------------------
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                                             R.C. COBB, INC.


                                             By:
                                                --------------------------------
                                             Title:
                                                   -----------------------------


                                             COBB THEATRES II, INC.


                                             By:
                                                --------------------------------
                                             Title:
                                                   -----------------------------


                                             COBB FINANCE CORP.


                                             By:
                                                --------------------------------
                                             Title:
                                                   -----------------------------


                                             TRICOB PARTNERSHIP



                                             By:
                                                --------------------------------
                                             Title:
                                                   -----------------------------